ANNUAL REPORT







================================================================================


                               Prasad Growth Fund

================================================================================

















                                 March 31, 2002

PRASAD GROWTH FUND
LETTER TO SHAREHOLDERS
March 31, 2002

Dear Shareholders,

     The last two years have been very difficult for all of us going through the bear market after the bubble burst in April of 2000. But the future looks good even though the news media and the analysts keep painting a gloomy picture.

     The recession has ended and the economic recovery is on the way. The market has to recover and it is a slow process being close to the bottom. The September 2001 low was an abnormal one and was not expected. The market has gone up since then. In the opinion of experts like Don Hays the September 2001 low would be the low point for a few years to come. Durable goods orders have been going up. Inventories are going down. New home sales have been strong. Interest rates are at their lowest in many years and are expected to stay low for many years to come. The inflation gauged by the consumer price index is low and stable. The price of gold has gone up due to the activity of terrorists and the instability in the middle east. Gold usually goes up sharply and then goes down equally fast. The oil prices were beaten down heavily a couple of years ago and now getting back to their usual levels.

     Regarding sectors mining, retail, financial, building, petroleum, consumer cyclicals and some of the healthcare groups like HMO, hospitals have been doing well. Drug and biotechnology groups have been beaten down quite a bit. The major problem has been with NASDAQ 100 stocks which crashed two years ago. From large capitalization many of them have become small capitalization stocks. NASDAQ 100 is heavily weighted in technology stocks. Technology stocks other than the NASDAQ 100, are showing signs of recovery. These include semiconductors, computer graphics, some of the software companies.

     The world has changed from an agrarian society to an industrial one to high technology one. Technological revolution will continue. New technologies and new companies will emerge and become leaders. Small companies will have an advantage over the large ones which cannot grow that fast. Also some of the large companies will continue to have problems with funding of their employee retirement plans and problems arising from bad accounting practices.

     During the last two years of the Presidential cycle the market usually goes up. The economy is recovering fast in this low interest rate environment and increased productivity. Overall the investment climate is favorable in my opinion.

     I have been investing in stocks which have high value to price ratio, high growth rates compared to their price earnings ratio, high predicted future earnings growth rates, in the top sectors. Because of this approach the fund has withstood this very difficult period. In this past fiscal year the fund has grown by 20.44% when compared to the growth rate of S&P 500 of -1.12%. Also in the second quarter of 2001 Prasad Growth Fund made news as it was the number one fund among over 2500 domestic growth funds and ranked number three among over 7500 equity funds in the United States according to Lipper, Inc.

     Since the market crashed in April of 2000 it has been going down in waves. We have been in a bear market since that time. The bottom might have been placed on September 21, 2001. At times I have raised lot of cash and the fund was invested only a few stocks or none. Also I have tried to invest in the leading sectors so that the downside risk will be low. Also I have reduced the risk by investing in stocks with low debt. Companies with high debt have chances of even bankruptcy, for example, Enron. I have been investing in high quality stocks with high growth rates in the past five years, in the most recent quarters and projected growth rates in the next year. The increase in the price of any stock eventually is based on earnings and the price will catch up with the value at some point. So I am buying stocks with high value relative to the price. Also I pay attention to the safety of the stocks. All these procedures have helped slow down the losses and have helped make some gains during the last fiscal year.

     I am paying a lot of attention to the movements of the total market and sector rotation which play a very significant role followed by stock selection. I thank you for your continued support and I am striving hard to beat the market averages, prevent losing gains and make the fund grow.

Thank you and good bye.
Raj Prasad

================================================================================
 Prasad Growth Fund
================================================================================
                                                         Schedule of Investments
                                                                  March 31, 2002
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value     % of Assets
--------------------------------------------------------------------------------

 COMMON STOCKS
 Building Miscellaneous Products
         300 American Woodmark Corp.                  18,924
         300 Associated Materials, Inc.               15,300
                                                      ------
                                                    $ 34,224           4.16%
 Building Residential/Commercial
         250 Meritage Corp.*                          15,975
          50 NVR Holding *                            15,775
                                                      ------
                                                      31,750           3.86%

 Business Service
       1,100 Macrovision Corporation *                29,315           3.56%
                                                      ------

 Business Service Staffing
           1 Labor Ready Inc.*                             8           0.00%
                                                          --

 Computer Services
         600 Amdocs Limited *                         15,990
         450 CSG Systems International *              12,811
                                                      ------
                                                      28,801           3.50%

 Computer Systems
       1,000 Quality Systems, Inc.*                   15,230           1.85%
                                                      ------

 Drug Biomedical/Genetic
         600 Invitrogen Corp. *                       20,592           2.50%
                                                      ------

 Drug Ethical
         500 Elan Corp., ADS *                         6,955
         750 First Horizon Pharmaceutical *           16,770
                                                      ------
                                                      23,725           2.88%
 Drug Generic
       1,000 Ivax Corporation *                     $ 16,050           1.95%
                                                    --------

 Drug Wholesale Distribution
         600 Syncor International Corporation *       16,350           1.99%
                                                      ------

    The accompanying notes are an integral part of the financial statements.

================================================================================
 Prasad Growth Fund
================================================================================
                                                         Schedule of Investments
                                                                     (Continued)
                                                                  March 31, 2002
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value     % of Assets
--------------------------------------------------------------------------------

 Electrical Equipment
       2,600 Global Power Equipment Group *           32,422           3.94%
                                                      ------

 Financial Credit Services
       1,000 Actrade Financial Technology *           15,340
         500 Americredit Corp.*                       18,995
         700 Metris Companies, Inc.                   14,000
                                                      ------
                                                      48,335           5.87%

 Financial Savings & Loan
         750 Flagstar Bancorp                         17,460           2.12%
                                                      ------

 Food Beverage & Softdrinks
         600 Coca Cola FEMSA, S.A.                    16,356           1.99%
                                                      ------

 Healthcare Medical and Dental Supply
       1,400 Medical Action Industries, Inc. *        18,172           2.21%
                                                      ------

 Healthare Outpatient & Home Care
       2,000 Dynacq International, Inc. *             30,340
       1,400 Shaw Group, Inc. *                       38,500
                                                      ------
                                                      68,840           8.36%
 Home Audio & Video Production
       1,000 Clearone Communications, Inc. *        $ 16,400           1.99%
                                                    --------

 Internet E Commerce
       2,000 Cryptologic, Inc. *                      29,400           3.57%
                                                      ------

 Internet Network
         500 Verisign, Inc. *                         13,500
      15,000 Xcelera, Inc. *                          26,250
                                                      ------
                                                      39,750           4.38%
 Investment Mortgage Services
       1,000 American Home Mortgage Holdings          15,500           1.88%
                                                      ------

 Leisure Products
         500 Direct Focus, Inc. *                     19,025           2.31%
                                                      ------

 Leisure Toys & Games
         850 JAKKS Pacific, Inc. *                    19,338           2.35%
                                                      ------

 Petroleum Field Services
       2,200 Core Laboratories N.V. *                 32,472           3.95%
                                                      ------


    The accompanying notes are an integral part of the financial statements.

================================================================================
 Prasad Growth Fund
================================================================================
                                                         Schedule of Investments
                                                                     (Continued)
                                                                  March 31, 2002
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value     % of Assets
--------------------------------------------------------------------------------

 Petroleum Machine and Equipment
       1,000 Hanover Compressor Co.*                  17,990           2.19%
                                                      ------

 Petroleum Product Pipeline
         500 Dynegy, Inc.                             14,500           1.76%
                                                      ------

 Pollution Control Equipment
         700 TRC Companies, Inc.*                     17,185           2.09%
                                                      ------

 Retail
       1,000 Rex Stores Corp.*                        18,200           2.21%
                                                      ------

 Software Business
       1,000 Citrix Systems, Inc.*                    17,280
         600 Net IQ Corporation *                     13,086
                                                      ------
                                                      30,366           3.69%

 Software Financial
       1,500 Precis, Inc. *                           17,490           2.13%
                                                      ------

 Telecommunications Equipment
         250 Opticnet, Inc. *                             32
       2,000 Telular Corp. *                          14,980
                                                      ------
                                                      15,012           1.82%

 Telecommunications Services
       7,000 ACT Teleconferencing, Inc. *             35,560
       1,000 ECtel LTD. *                             14,100
         600 Metro One Telecommunications *           15,210
       3,000 Nortel Inversora S.A.                     5,010
                                                       -----
                                                      69,880           8.49%

 Transportation
       2,250 A.C.L.N. Limited *                       18,788           2.28%
                                                      ------


             Total Stocks                          $ 808,926          98.28%
                                                   ---------


    The accompanying notes are an integral part of the financial statements.

================================================================================
 Prasad Growth Fund
================================================================================
                                                         Schedule of Investments
                                                                     (Continued)
                                                                  March 31, 2002
--------------------------------------------------------------------------------
 Shares/Principal Amount                           Market Value     % of Assets
--------------------------------------------------------------------------------

 Put Options
 Computer Networks
       2,000 Photon Dynamics April 2002 Put @ 30           -           0.00%
                                                          --


             Total Put Options                           $ -           0.00%
                                                         ---

 Money Market Funds
       4,825 Fifth Third Prime Money Market 4.63%      4,825           0.59%
                                                       -----

              Total Money Market Funds               $ 4,825           0.59%
                                                     -------

             Total Investments (Cost -  $813,171)    813,751          98.87%

             Other Assets Less Liabilities             9,263           1.13 %
                                                       -----

             Net Assets                            $ 823,014         100.00%
                                                   =========




    The accompanying notes are an integral part of the financial statements.

================================================================================
Prasad Growth Fund
================================================================================

Statement of Assets and Liabilities
March 31, 2002

Assets:
     Investment Securities at Market Value                        $ 813,751
          (Identified Cost -  $813,171)
     Cash                                                             9,007
     Receivables:
          Dividends and Interest                                        174
     Securities Sold                                                 35,944
                                                                     ------
               Total Assets                                         858,876
Liabilities
     Accrued Management Fees                                          1,029
     Securities Purchased                                            34,833
                                                                     ------
               Total Liabilities                                     35,862
                                                                     ------
Net Assets                                                        $ 823,014
                                                                  =========
Net Assets Consist of:
     Capital Paid In                                              1,795,837
     Accumulated Realized Gain (Loss) on Options - Net             (246,582)
     Accumulated Realized Gain (Loss) on Investments - Net         (726,821)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net                 580
                                                                        ---
Net Assets, for  Shares Outstanding                               $ 823,014
                                                                  =========
Net Asset Value and Redemption Price
     Per Share ($823,014/188,841 shares)                             $ 4.36


    The accompanying notes are an integral part of the financial statements.

================================================================================
 Prasad Growth Fund
================================================================================

 Statement of Operations
     For the year ended March 31, 2002 Investment Income:
     Dividends                                                      $ 3,177
     Interest                                                         2,201
                                                                      -----
          Total Investment Income                                     5,378
Expenses
     Management Fees (Note 2)                                        12,842
                                                                     ------
          Total Expenses                                             12,842

Net Investment Income (Loss)                                         (7,464)

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                           (463,948)
     Realized Gain (Loss) on Options                                (38,037)
     Unrealized Appreciation (Depreciation) on Investments          646,563
                                                                    -------
Net Realized and Unrealized Gain (Loss) on Investments              144,578

Net Increase (Decrease) in Net Assets from Operations             $ 137,114


    The accompanying notes are an integral part of the financial statements.

================================================================================
 Prasad Growth Fund
================================================================================

Statement of Changes in Net Assets
                                                        4/1/2001      4/1/2000
                                                           to            to
                                                       3/31/2002     3/31/2001
                                                       ---------     ---------
From Operations:
     Net Investment Income (Loss)                      $ (7,464)     $ (1,198)
     Net Realized Gain (Loss) on Investments           (463,948)     (246,333)
     Net Realized Gain (loss) on Options                (38,037)     (208,545)
     Net Unrealized Appreciation (Depreciation)         646,563      (823,931)
                                                        -------      ---------
     Increase (Decrease) in Net Assets from
       Operations                                       137,114    (1,280,007)
From Distributions to Shareholders
     Net Investment Income                                    0             0
     Net Realized Gain (Loss) from Security
       Transactions                                           0      (515,705)
                                                             --      ---------
     Net  Increase (Decrease) from Distributions              0      (515,705)
From Capital Share Transactions:
     Proceeds From Sale of Shares                        79,520       336,141
     Shares Issued on Reinvestment of Dividends               0       515,705
     Cost of Shares Redeemed                            (81,259)      (51,650)
                                                        --------      --------
Net Increase (Decrease) from Shareholder Activity        (1,739)      800,196

Net Increase (Decrease) in Net Assets                   135,375      (995,516)

Net Assets at Beginning of Period                       687,639     1,683,155
                                                        --------    ---------

Net Assets at End of Period                           $ 823,014     $ 687,639
                                                      =========     =========

Share Transactions:
     Issued                                              16,632        31,425
     Reinvested                                               0        69,690
     Redeemed                                           (17,556)       (6,983)
                                                        --------       -------
Net increase (decrease) in shares                          (924)       94,132
Shares outstanding beginning of period                  189,765        95,633
                                                        -------        ------
Shares outstanding end of period                        188,841       189,765
                                                       ========       =======



    The accompanying notes are an integral part of the financial statements.

================================================================================
 Prasad Growth Fund
================================================================================

Financial Highlights
Selected data for a share outstanding throughout the period:
                            4/1/2001      4/1/2000     4/1/1999    11/23/1998**
                                to            to          to          to
                            3/30/2002     3/31/2001   3/31/2000    3/31/1999
                            ---------     ---------   ---------    ---------
Net Asset Value -
     Beginning of Period      $ 3.62       $ 17.60     $ 10.46    $ 10.00
Net Investment Income          (0.04)        (0.01)      (0.12)     (0.05)
Net Gains or Losses on
  Securities
     (realized and
      unrealized)               0.78         (9.50)       7.26       0.51
                                ----         ------       ----       ----
Total from Investment
  Operations                    0.74         (9.51)       7.14       0.46
Dividends
     (from net investment
      income)                   0.00          0.00        0.00       0.00
     (from capital gains)       0.00         (4.47)       0.00       0.00
                                ----         ------       ----       ----
     Total Distributions        0.00         (4.47)       0.00       0.00
Net Asset Value -
     End of Period            $ 4.36        $ 3.62     $ 17.60    $ 10.46

Total Return                   20.44%       (67.00)%     68.26%     13.37%

Ratios/Supplemental Data
Net Assets - End of Period
  (Thousands)                  823           688       1,683        210

Ratio of Expenses to Average
  Net Assets                    1.50%         1.50%       1.50%      1.50% *
Ratio of Net Investment Income
  to Average Net Assets        (0.87)%       (0.10)%     (1.21)%    (1.08)*
Portfolio Turnover Rate       523.69%      1013.09%     455.07%    272.04% *

* Annualized
**Commencement of operations



    The accompanying notes are an integral part of the financial statements.

================================================================================
PRASAD GROWTH FUND
================================================================================


                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2002

1.)  Significant Accounting Policies
     The Fund is an open-end management investment company, organized as a Trust under the laws of the State of Delaware by a Declaration of Trust in July 1998. The Fund's investment objective is to obtain capital appreciation. In seeking its objective, this Fund will invest at least 65% of its total assets in equity securities. Significant accounting policies of the Fund are presented below:

     Security Valuation:
     The Fund intends to invest in a wide variety of equity and debt securities. The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Short-term investments are valued at amortized cost, which approximates market. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Security Transaction Timing
     Security transactions are recorded on the dates transactions are entered into. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.

     Income Taxes:
     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     Estimates:
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Other:
     Generally accepted  accounting  principles require that permanent financial
     reporting  tax  differences   relating  to  shareholder   distributions  be
     reclassified to paid in capital.


2.)  Investment Advisory Agreement
     The Fund has entered into an investment advisory and administration agreement with Mutual Funds Leader, Inc. The Investment Advisor receives from the Fund as compensation for its services an annual fee of 1.5% on the Fund's net assets. The Advisor pays all expenses of the fund except for brokerage fees, taxes interest and extraordinary expenses. From time to time, Mutual Funds Leader, Inc. may waive some or all of the fees and may reimburse expenses of the Fund. The Fund paid investment management fees of $12,842 during the year ending March 31, 2002.

================================================================================
PRASAD GROWTH FUND
================================================================================


                                                   NOTES TO FINANCIAL STATEMENTS
                                                                  MARCH 31, 2002
                                                                     (Continued)

3.)  Related Party Transactions
     Certain owners of Mutual Funds Leader, Inc. are also owners and/or directors of the Prasad Growth Fund. These individuals may receive benefits from any management fees paid to the Advisor.


4.)  Capital Stock And Distribution
     At March 31, 2002 an indefinite number of shares of capital stock were authorized, and paid-in capital amounted to $1,795,837.


5.)  Purchases and Sales of Securities
     During the year ending March 31, 2002, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $3,808,777 and $3,799,818 respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0 respectively.


6.)  Security Transactions
     For federal income tax purposes, the cost of investments owned at March 31, 2002 was $823,748. The difference between book cost and tax cost consists of wash sales in the amount of $10,577. At March 31, 2002, the composition of unrealized appreciation and depreciation was as follows:

     Appreciation           (Depreciation)      Net Appreciation (Depreciation)
     ------------           --------------      -------------------------------
        81,297                 (80,717)                      580


7.)  Capital loss carry fowards
     As of March 31, 2002, the Fund has federal income tax capital loss carryforwards of $962,826, of which $461,596 expires in 2009 and $501,230 expires in 2010.

                          INDEPENDENT AUDITOR'S REPORT



To The Shareholders and
Board of Trustees
Prasad Growth Fund

We have audited the accompanying statement of assets and liabilities of the Prasad Growth Fund, including the schedule of portfolio investments as of March 31, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the three years in the period then ended and the period from November 23, 1998 (commencement of operations) through March 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash as of March 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Prasad Growth Fund as of March 31, 2002, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from November 23, 1998 (commencement of operations) through March 31, 1999, in conformity with accounting principles generally accepted in the United States.



/s/McCurdy & Associates CPA's, Inc.
McCurdy & Associates CPA's, Inc.
Westlake, Ohio
April 18, 2002

                                Board of Trustees


--------------------------------------------------------------------------------
                              Term of                  Number      Other
                              Office                   of          Directorships
                              and       Principal      Portfolios  Held by
Name,              Position   Length of Occupation(s)  Overseen    Trustee or
Address            held with  Time      During Last    by          Officer
and Age            Trust      Served    Five Years     Trustee
-------            -----      ------    ----------     -------     -------

Anita Alamshaw      Trustee   5        Director of       1          0
8160 E. Bailey Way            years    National
Anaheim Hills,                         Accounts, Women
CA 92808                               First
Age:31                                 HealthCare;
                                       National
                                       Account
                                       Manager, Alza
                                       Pharmaceuticals.
================================================================================
Rajendra Prasad, M.D. Trustee  5       Portfolio         1         0
1310 East Ocean Blvd.          years   manager for
#1204                                  Prasad Growth
Long Beach, CA 90802                   Fund. Physician
Age: 57                                in private
                                       practice
================================================================================
Samir Thakkar MBA,    Trustee  5       Managing          1         0
ChFC, CFP                      years   Partner and
575 Anton Boulevard,                   Registered
Suite 860                              Principal
Costa Mesa, Ca 92626                   20/20 Financial
                                       Advisers, L. L.
                                       C.

================================================================================
Richard L.D. Saxton       Trustee

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Board of Trustees
                                 Rajendra Prasad
                                 Anita Alamshaw
                               Richard L.D. Saxton
                                  Samir Thakkar


                               Investment Adviser
                            Mutual Funds Leader, Inc.
                                  57 Eaglecreek
                                Irvine, CA 92618


                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                          8869 Brecksville Rd., Suite C
                             Brecksville, Ohio 44141


                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                              Cincinnati, OH 45263


                                     Counsel
                             Michael J. Meaney, Esq.
                   Benesch, Friedlander, Coplan & Aronoff LLP
                            2300 BP America Building
                                200 Public Square
                              Cleveland, Ohio 44114


                              Independent Auditors
                        McCurdy & Associates CPA's, Inc.
                                27955 Clemens Rd
                              Westlake, Ohio 44145


 This report is provided for the general information of the shareholders of the Prasad Growth Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.